GOODWILL AND INTANGIBLE ASSETS, NET (Tables)	6 Months Ended
Jun. 30, 2024
GOODWILL AND INTANGIBLE ASSETS, NET
Schedule of intangible assets and goodwill, net
Intangibles assets and goodwill net are as follows:

	June 30, 2024	December 31, 2023
	In millions of COP
Goodwill (1)	8,484,039	7,818,125
Intangible assets	707,259	671,572

Total intangible assets and goodwill, net	9,191,298	8,489,697

(1)	The increase is due to the variation in the exchange rate.